SUPPLEMENT DATED APRIL 1, 2002

TO PROSPECTUS DATED MAY 1, 2001 FOR

KEMPER INVESTORS LIFE INSURANCE COMPANY

INDIVIDUAL AND GROUP VARIABLE, FIXED AND MARKET

VALUE ADJUSTED DEFERRED ANNUITY CONTRACTS

ZURICH PREFERRED

Issued By

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

and

KEMPER INVESTORS LIFE INSURANCE COMPANY

This Supplement amends certain information about the transfers during the accumulation period section contained in your Zurich PREFERRED Variable Annuity prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

The following is added immediately following the section entitled "F. Transfer During Accumulation Period." appearing on page 22 of the Prospectus:

"Effective April 1, 2002, requests for transfers among the Subaccounts, in excess of $250,000, per Contract, per day, must be transacted through standard United States mail.

These administrative procedures have been adopted under the Contract to protect the interests of the remaining Contract Owners from the adverse effects of frequent and large transfers in to and out of variable annuity Subaccounts that can adversely affect the investment management of the underlying Portfolios.

We reserve the right to further amend the transfer procedures in the interest of protecting remaining Contract Owners."

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For use in all states